UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2023

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	PLUR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 27, 2023, Pluri Inc. (the “Company”), held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). The results of stockholder voting at the 2023 Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified.

Director Name	For	Against	Abstain	Broker Non-Votes
Zami Aberman	15,826,393	337,697	39,164	8,241,890

Doron Birger	15,627,833	482,377	93,044	8,241,890

Rami Levi	15,704,126	409,116	90,012	8,241,890

Maital Shemesh-Rasmussen	15,723,504	385,670	94,080	8,241,890

Yaky Yanay	15,664,217	499,261	39,776	8,241,890

Proposal No. 2 — To approve an amendment to the Articles of Incorporation of the Company to increase the number of authorized common shares from sixty million (60,000,000) shares, par value $0.00001 per share, to three hundred million (300,000,000) shares, par value $0.00001 per share.

For	Against	Abstain	Broker Non-Votes
22,862,121	1,429,223	153,800	N/A

Proposal No. 3 — Ratification of the selection of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023.

For	Against	Abstain	Broker Non-Votes
24,023,539	300,657	120,948	N/A

Proposal No. 4 — To consider and approve, by a nonbinding advisory vote, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
15,349,115	732,188	121,951	8,241,890

The results reported above are final voting results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

Date: April 27, 2023	By:	/s/ Chen Franco-Yehuda
	Name:	Chen Franco-Yehuda
	Title:	Chief Financial Officer